Prospectus Supplement
John Hancock Investment Trust
John Hancock Disciplined Value International Fund (the fund)
Supplement dated December 15, 2023 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
As of January 1, 2024 (the Effective Date), Soyoun Song will be added as a portfolio manager of the fund. As of the Effective Date, Christopher K. Hart, CFA, and Joshua M. Jones, CFA, will continue as portfolio managers of the fund, and together with Soyoun Song, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, the following will be added to the fund’s portfolio manager information under the heading “Portfolio management”:
Soyoun Song
Portfolio Manager
Managed the fund since 2024
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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